Exhibit 32

EDWARDS LIFESCIENCES CORPORATION
CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Edwards Lifesciences Corporation (the “Company”) on Form 10-Q for the period ended September 30, 2005 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), we, Michael A. Mussallem, Chairman of the Board and Chief Executive Officer of the Company, and Corinne H. Lyle, Corporate Vice President, Chief Financial Officer and Treasurer, certify, pursuant to 18 U.S.C. 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1)         The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)         The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

November 3, 2005	/s/ Michael A. Mussallem
Michael A. Mussallem Chairman of the Board and Chief Executive Officer
November 3, 2005	/s/ Corinne H. Lyle
Corinne H. Lyle Corporate Vice President, Chief Financial Officer and Treasurer (Chief Accounting Officer)